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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 6, 2003


                              DAVE & BUSTER'S, INC.
             (Exact name of registrant as specified in its charter)


   MISSOURI                        0000943823                   43-1532756
   (State of                    (Commission File              (IRS Employer
incorporation)                      Number)               Identification Number)


                                2481 MANANA DRIVE
                                 DALLAS TX 75220
                    (Address of principal executive offices)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (214) 357-9588


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ITEM 5. OTHER EVENTS.

On August 6, 2002, we entered into definitive agreements for a private placement of $30,000,000 of 5.0% Convertible Subordinated Notes due 2008 (the "Notes") and related warrants (the "Warrants") to purchase shares of our Common Stock (the "Common Stock"). The securities are being sold to accredited investors in reliance on Regulation D under the Securities Act of 1933, as amended. The private placement is expected to close on or about August 7, 2003. Attached hereto as Exhibits are copies of the Securities Purchase Agreement, the Form of Note, the Form of Warrant, the Registration Rights Agreement and the press release announcing the private placement.

The private placement will consist of the following securities:

1. $30,000,000 of 5.0% Convertible Subordinated Notes due 2008

                      MATURITY DATE/INTEREST PAYMENT DATES

The Notes mature on August 7, 2008. Interest is payable semi-annually in arrears on February 15 and August 15 of each year, beginning on February 15, 2004.

                                   CONVERSION

The Notes are convertible at the option of the holder at any time prior to maturity into shares of Common Stock, initially at a conversion price of $12.92 per share, subject to adjustment upon certain events. If a holder elects to convert the Notes prior to August 7, 2005, we will make an additional payment in cash with respect to the Notes in an amount equal to $50 per $1,000 principal amount of the Notes converted (representing approximately two interest payments), less the amount of any interest we actually paid on the Notes prior to the conversion date.

                               OPTIONAL REDEMPTION

At any time on or after August 7, 2006, we may redeem some or all of the Notes at par plus accrued and unpaid interest to, but excluding, the redemption date.

                REPURCHASE AT HOLDER'S OPTION UPON CERTAIN EVENTS

Upon certain change in control events or if our Common Stock is no longer traded on a national exchange or an established automated over-the-counter trading market in the United States, a Noteholder may require us to repurchase such holder's Notes in cash at 115% of the principal amount of the Notes, if the repurchase event occurs prior to or on August 7, 2004, (ii) 110% of the principal amount of the notes, if the repurchase event occurs after August 7, 2004, but prior to or on August 7, 2006, and (iii) 105% of the principal amount of the notes, if the repurchase event occurs after August 7, 2006, but prior to or on August 7, 2008, together, in each case with accrued but unpaid interest, if any, to the repurchase date.


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                                  SUBORDINATION

The Notes are subordinated in right of payment to our existing and future senior indebtedness and are effectively subordinated in right of payment to all existing and future indebtedness and other liabilities of our subsidiaries. As of May 4, 2003, we had approximately $64 million in senior indebtedness outstanding.

2. Warrants to Purchase 522,446 Shares of Common Stock:

                                    EXERCISE

Each Warrant is exercisable for one share of our Common Stock at an initial exercise price of $13.46 per share, subject to adjustment upon certain events.

                   EARLY TERMINATION OF WARRANTS AT OUR OPTION

The Warrants are exercisable (in whole or in part) at any time on or before August 7, 2008, unless earlier terminated at our option upon certain events. At any time after August 7, 2006, if the closing price of our Common Stock exceeds 150% of the then effective exercise price of the Warrants for any 15 out of 20 consecutive trading days, we may terminate the Warrants. Any unexercised warrants as of the date of termination will automatically be deemed exercised in full pursuant to a cashless exercise.

The securities have not been registered under the Securities Act of 1933, as amended, or the securities laws of any jurisdiction, and the securities may not be offered or sold in the United States or any other jurisdiction where such registration is required and has not been effected, except in a transaction not subject to, or exempt from the registration requirements of the Securities Act and any other applicable securities. Pursuant to a Registration Rights Agreement, we have agreed to (1) file with the Securities and Exchange Commission a shelf registration statement covering the resale of the Notes, the Warrants and shares of our Common Stock issuable upon conversion of the Notes and exercise of the Warrants within 30 days of the first issuance date of the Notes and Warrants and (2) use our reasonable efforts to cause the shelf registration statement to become effective within 90 days of the first issuance date of the Notes and Warrants, or within 120 days of the first issuance date if the filing is reviewed by the Securities and Exchange Commission. We will be required to pay certain "registration delay payments" if these deadlines are not met or the shelf registration statement is otherwise unavailable for the resale of the securities.

We intend to use the proceeds from the offering to reduce our bank debt, for working capital purposes and for other capital expenditures, including our proposed purchase of Dave & Buster's entertainment complex in Toronto, Canada from our Canadian licensee, as well as funding additional possible expansion of our operations.

FORWARD-LOOKING STATEMENTS:

This Current Report on Form 8-K contains forward-looking statements including statements relating to the closing date of the private placement and the use of the net proceeds from the sale


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of the Notes and the Warrants. These risks and uncertainties include, but are not limited to, the following: our ability to open new high-volume restaurant/entertainment complexes; our ability to raise and access sufficient capital in the future; changes in consumer preferences, general economic conditions or consumer discretionary spending; the outbreak or continuation of war or other hostilities involving the United States; potential fluctuation in our quarterly operating result due to seasonality and other factors; the continued service of key management personnel; our ability to attract, motivate and retain qualified personnel; the impact of federal, state or local government regulations relating to our personnel or the sale of food or alcoholic beverages; the impact of litigation; the effect of competition in our industry; and additional costs associated with compliance with the Sarbanes-Oxley Act and related regulations and requirements. We assume no obligation to update this information. For a further discussion of risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to our business in general, see the risk disclosures in our SEC filings, including our most recent Annual Report on Form 10-K for the year ended February 2, 2003 and our quarterly reports on Form 10-Q filed from time to time with the SEC.

ITEM 7. EXHIBITS.

         4.1      Form of 5.0% Convertible Subordinated Note Due 2008

         4.2      Form of Warrant to Purchase Common Stock

         4.3 Registration Rights Agreement dated as of August 6, 2003 by and between Dave & Buster's, Inc., U.S. Bancorp Piper Jaffray, Inc. and the Buyers as defined therein.

         4.4 Form of Indenture dated as of August 7, 2003 between Dave & Busters, Inc. and Bank of New York.

         4.5 Form of Warrant Agent Agreement dated as of August 7, 2003 between Dave & Busters, Inc. and U.S. Bancorp Piper Jaffray, Inc.

         10.1 Securities Purchase Agreement dated as of August 6, 2003 by and between Dave & Buster's, Inc. and the Buyers as defined therein

         99.1     Dave & Buster's, Inc. News Release dated August 6, 2003

ITEM 9. REGULATION FD DISCLOSURE

         The Company reaffirms its annual earnings guidance of $0.77 to $0.85 per diluted share, excluding the one-time charges associated with the Company's recent proxy contest. These costs, incurred in the Company's second quarter ended August 3, 2003, will be reported in the Company's quarterly report on Form 10-Q for such period.

         Limitation on Incorporation by Reference. In accordance with general instruction B.2 of Form 8-K, the information furnished under Item 9 shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 DAVE & BUSTER'S, INC.



Date:  August 6, 2003            By:  /s/  W. C. Hammett, Jr.
                                      ------------------------------------------
                                 W. C. Hammett, Jr.
                                 Senior Vice President & Chief Financial Officer


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                                INDEX TO EXHIBITS

  EXHIBIT
  NUMBER                                DESCRIPTION
  -------                               -----------
    4.1            Form of 5.0% Convertible Subordinated Note Due 2008

    4.2            Form of Warrant to Purchase Common Stock

    4.3 Registration Rights Agreement dated as of August 6, 2003 by and between Dave & Buster's, Inc., U.S. Bancorp Piper
                   Jaffray, Inc. and the Buyers as defined therein.

    4.4            Form of Indenture dated as of August 7, 2003 between Dave &
                   Busters, Inc. and Bank of New York.

    4.5 Form of Warrant Agent Agreement dated as of August 7, 2003 between Dave & Busters, Inc. and U.S. Bancorp Piper Jaffray,
                   Inc.

    10.1 Securities Purchase Agreement dated as of August 6, 2003 by and between Dave & Buster's, Inc. and the Buyers as defined therein

    99.1           Dave & Buster's, Inc. News Release dated August 6, 2003